Exhibit 4.1

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                                MATURUS.COM, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                                  COMMON STOCK


  NUMBER                                                             SHARES
------------                                                      -------------
                [LOGO APPEARS HERE] MATURUS.COM, INC.
------------                                                      -------------
                   AUTHORIZED COMMON STOCK: 25,000,000 SHARES
                                 PAR VALUE 0.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF MATURUS.COM, INC.

Thereafter called the "Corporation," transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Articles of Incorporation, as amended, and the By-Laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent, to all of which the holder of the certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Transfer Agent and registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

[MATURUS.COM, INC.
CORPORATE SEAL]

/s/ signature                                         /s/ signature
---------------------------                           -------------------------
                  SECRETARY                                           PRESIDENT

Countersigned:

SECURITIES TRANSFER CORPORATION
P.O. Box 701629
Dallas, Texas 75370
By:

___________________________________________
TRANSFER AGENT-AUTHORIZED SIGNATURE

                                                                     Exhibit 4.2

      INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA NOVEMBER 29, 1999
                                MATURUS.COM, INC.

                                 CLASS A WARRANT

 Exercisable on or after _________________ and on or before and void after
                   5:00pm New York City Time________________,
     or such earlier or later time as may be specified by Maturus.com, Inc.

CUSIP                                        SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that, for value received ________________________________________
is the owner of the number of warrants set forth above, each of which represents the right to purchase from Maturus.com, Inc., a Nevada corporation ("the Company") subject to the terms and conditions hereof and of the Warrant Agreement mentioned below, at any time on or after ____________________, until or before 5:00pm New York City time on __________________, (the "Expiration Date") or on such later date as the Company may determine, the number of fully paid and nonassessable shares of the Company's common stock, $0.001 par value per share ("the shares") stated above by surrendering this Warrant Certificate with the Subscription Form on the back hereof duly executed at the offices of Securities Transfer Corporation (the "Warrant Agent") or its successor, as warrant agent, and by paying in full, in cash, check, or certified or official bank check payable to the order of the Company, the purchase price of $1.00 (the "Exercise Price" of the warrant) for each share as to which this warrant certificate is exercisable. Maturus.com reserves the right to extend the Expiration Date, and/or to reduce the Exercise Price by up to 50%, upon 30 days prior written notice to the Warrant Holder. Stratabase.com reserves the right to redeem the warrant if the average closing bid price or average closing price of the common stock for 7 trading days during a 10 consecutive trading day period is greater than 20% above the Exercise Price, at a per warrant price of $0.01. During the remainder of the term of the warrant, Stratabase.com may, at any time, or from time to time, at its option and on 30 days' prior written notice mailed to the Warrant Holder, redeem, in whole or in part, the warrant at a price of $0.01 per warrant. Notice of any redemption will be mailed to the Warrant Holder at his address of record. Any Warrant Holder who does not exercise his warrant prior to the time the warrants are redeemed after notice by Stratabase.com or prior to the Expiration Date, will forfeit his rights to purchase the shares of common stock underlying the warrant. No fractional shares will be issued upon exercise of the warrant. In case the Warrant Holder shall exercise this warrant with respect to less than all of the shares that may be purchased hereunder, a new Warrant Certificate for that balance shall be counter signed and delivered to or upon the order of the Warrant Holder. This Warrant Certificate will not be valid and may not be transferred or exercised unless countersigned by the Warrant Agent. It is issued under and in accordance with the Warrant Agreement dated as of _________ between the Company and the Warrant Agent and is subject to the terms and provisions contained therein, to all of which terms and purchase price per share thereof are subject to adjustment. Copies of the Warrant Agreement are on file at the principle corporate office of the Warrant Agent. This Warrant shall be void and of no effect (unless extended) after 5:00pm New York City Time________________.

                                                     Date_______________________

Countersigned:

Securities Transfer Corporation
PO Box 701629
Dallas Tx. 75370

By:

--------------------------
Transfer Agent - Authorized Signature

                                   MATURUS.COM
                 TRANSFER FEE: $15.00 PER NEW CERTIFICATE ISSUED
                       STATEMENT OF OTHER TERMS OF WARRANT

1. The Warrant represented by this Warrant Certificate ("the Warrant") shall expire at and shall not be exercisable after 5:00pm, New York City Time, on ____________________, or on such later date determined by the Company.
2. Notwithstanding that the number of shares purchasable upon the exercise of a Warrant may have been adjusted pursuant to the terms of the Warrant Agreement, the Company shall nonetheless not be required to issue fractions of shares upon exercise of a Warrant or to distribute Share Certificates that evidence fractional shares. In lieu of fractional shares, there shall be returned to the exercising registered holder of a Warrant upon such exercise an amount in cash, in United States dollars, equal to the amount in excess of that required to purchase the largest number of full shares.
3. This Warrant Certificate may be exchanged and is transferable at the corporate department of the Warrant Agent in Dallas, Texas, by the registered holder hereof or by his duly authorized representative or attorney upon surrender of this Warrant Certificate duly endorsed or accompanied (if so required by the Company or the Warrant Agent) by a written instrument, or instruments, of transfer satisfactory to the Company or the Warrant Agent. If the right to purchase less than all of the shares covered hereby shall be so transferred, the registered holder hereof shall be entitled to receive a new Warrant certificate covering in the aggregate the remaining whole number of shares.
4. No Warrant Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Warrant Holder, as such, any of the rights of stockholders of the Company or any right to vote, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except as provided in the Warrant Agreement), receive dividends or subscription rights, or otherwise, until this Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have been deliverable as provided in the Warrant Agreement.
5.
     The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notations of ownership or writing made by anyone other than the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

6. This Warrant shall be binding upon any successors or assigns of the Company.

                                SUBSCRIPTION FORM
 (To be executed by the Warrant Holder if he desires to exercise the Warrant in whole or in part)

To: Maturus.com, Inc.
c/o Securities Transfer Corporation
PO Box 701629, Dallas, TX 75370

The undersigned ___________________________________________________________
hereby irrevocably elects to exercise the right to purchase represented by the within Warrant Certificate for, and to purchase thereunder _____shares provided for therein and tenders payment herewith to the order of Maturus.com, Inc. in the amount of $_______.
The undersigned requests that the certificates for such shares be issued as follows:
Name__________________________________________________________________
Address:______________________________________________________________
Social Security Number or other ID number if any:______________________________ Deliver to:_____________________________________________
Address:_______________________________________________________________________
and, if said number of shares shall not be all the shares purchasable hereunder, that a new Warrant Certificate for the balance remaining of the shares purchasable under the Warrant Certificate be registered in the name of, and delivered to, the undersigned at the address stated above. Date:___________________________
Signature:________________________________________________
Note: The signature of this Subscription must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                                   ASSIGNMENT
                       (To be signed only upon assignment)

For Value Received, the undersigned hereby sells, assigns, and transfers unto

---------------------------------------------------------------------------
__________ Warrants evidenced by the within Certificate and appoints

---------------------------------------------------------------------------
to transfer said Certificate and Warrants on the books of Maturus.com, Inc., with the full power of substitution in the premises. Dated:___________________________
In the presence of:______________________________________________
Signature:_________________________________________________
(Signature must conform in all respects to the name of Warrant Holder specified on the face of the Warrant Certificate, without alteration, enlargement or any change whatever, and the signature must be guaranteed

                                                                     Exhibit 4.3

      INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA NOVEMBER 29, 1999
                                MATURUS.COM, INC.

                                 CLASS B WARRANT

    Exercisable on or after _________________ and on or before and void after
                   5:00pm New York City Time________________,
     or such earlier or later time as may be specified by Maturus.com, Inc.

CUSIP

SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that, for value received ________________________________________
is the owner of the number of warrants set forth above, each of which represents the right to purchase from Maturus.com, Inc., a Nevada corporation ("the Company") subject to the terms and conditions hereof and of the Warrant Agreement mentioned below, at any time on or after ____________________, until or before 5:00pm New York City time on __________________, (the "Expiration Date") or on such later date as the Company may determine, the number of fully paid and nonassessable shares of the Company's common stock, $0.001 par value per share ("the shares") stated above by surrendering this Warrant Certificate with the Subscription Form on the back hereof duly executed at the offices of Securities Transfer Corporation (the "Warrant Agent") or its successor, as warrant agent, and by paying in full, in cash, check, or certified or official bank check payable to the order of the Company, the purchase price of $2.00 (the "Exercise Price" of the warrant) for each share as to which this warrant certificate is exercisable. Maturus.com reserves the right to extend the Expiration Date, and/or to reduce the Exercise Price by up to 50%, upon 30 days prior written notice to the Warrant Holder. Stratabase.com reserves the right to redeem the warrant if the average closing bid price or average closing price of the common stock for 7 trading days during a 10 consecutive trading day period is greater than 20% above the Exercise Price, at a per warrant price of $0.01. During the remainder of the term of the warrant, Stratabase.com may, at any time, or from time to time, at its option and on 30 days' prior written notice mailed to the Warrant Holder, redeem, in whole or in part, the warrant at a price of $0.01 per warrant. Notice of any redemption will be mailed to the Warrant Holder at his address of record. Any Warrant Holder who does not exercise his warrant prior to the time the warrants are redeemed after notice by Stratabase.com or prior to the Expiration Date, will forfeit his rights to purchase the shares of common stock underlying the warrant. No fractional shares will be issued upon exercise of the warrant. In case the Warrant Holder shall exercise this warrant with respect to less than all of the shares that may be purchased hereunder, a new Warrant Certificate for that balance shall be counter signed and delivered to or upon the order of the Warrant Holder. This Warrant Certificate will not be valid and may not be transferred or exercised unless countersigned by the Warrant Agent. It is issued under and in accordance with the Warrant Agreement dated as of _________ between the Company and the Warrant Agent and is subject to the terms and provisions contained therein, to all of which terms and purchase price per share thereof are subject to adjustment. Copies of the Warrant Agreement are on file at the principle corporate office of the Warrant Agent. This Warrant shall be void and of no effect (unless extended) after 5:00pm New York City Time________________.

                                                     Date_______________________

Countersigned:

Securities Transfer Corporation
PO Box 701629
Dallas Tx. 75370

By:

--------------------------
Transfer Agent - Authorized Signature

                                   MATURUS.COM
                 TRANSFER FEE: $15.00 PER NEW CERTIFICATE ISSUED
                       STATEMENT OF OTHER TERMS OF WARRANT

7. The Warrant represented by this Warrant Certificate ("the Warrant") shall expire at and shall not be exercisable after 5:00pm, New York City Time, on ____________________, or on such later date determined by the Company.
8. Notwithstanding that the number of shares purchasable upon the exercise of a Warrant may have been adjusted pursuant to the terms of the Warrant Agreement, the Company shall nonetheless not be required to issue fractions of shares upon exercise of a Warrant or to distribute Share Certificates that evidence fractional shares. In lieu of fractional shares, there shall be returned to the exercising registered holder of a Warrant upon such exercise an amount in cash, in United States dollars, equal to the amount in excess of that required to purchase the largest number of full shares.
9. This Warrant Certificate may be exchanged and is transferable at the corporate department of the Warrant Agent in Dallas, Texas, by the registered holder hereof or by his duly authorized representative or attorney upon surrender of this Warrant Certificate duly endorsed or accompanied (if so required by the Company or the Warrant Agent) by a written instrument, or instruments, of transfer satisfactory to the Company or the Warrant Agent. If the right to purchase less than all of the shares covered hereby shall be so transferred, the registered holder hereof shall be entitled to receive a new Warrant certificate covering in the aggregate the remaining whole number of shares.
10. No Warrant Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Warrant Holder, as such, any of the rights of stockholders of the Company or any right to vote, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except as provided in the Warrant Agreement), receive dividends or subscription rights, or otherwise, until this Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have been deliverable as provided in the Warrant Agreement.
11. The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notations of ownership or writing made by anyone other than the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.
12. This Warrant shall be binding upon any successors or assigns of the Company.

                                SUBSCRIPTION FORM
       (To be executed by the Warrant Holder if he desires to exercise the
                          Warrant in whole or in part)

To: Maturus.com, Inc.
c/o Securities Transfer Corporation
PO Box 701629, Dallas, TX 75370

The undersigned ___________________________________________________________
hereby irrevocably elects to exercise the right to purchase represented by the within Warrant Certificate for, and to purchase thereunder _____shares provided for therein and tenders payment herewith to the order of Maturus.com, Inc. in the amount of $_______.
The undersigned requests that the certificates for such shares be issued as follows:

Name__________________________________________________________________
Address:______________________________________________________________
Social Security Number or other ID number if any:_____________________________ Deliver to:_____________________________________________
Address:______________________________________________________________________
and, if said number of shares shall not be all the shares purchasable hereunder, that a new Warrant Certificate for the balance remaining of the shares purchasable under the Warrant Certificate be registered in the name of, and delivered to, the undersigned at the address stated above. Date:___________________________
Signature:________________________________________________
Note: The signature of this Subscription must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                                   ASSIGNMENT
                       (To be signed only upon assignment)

For Value Received, the undersigned hereby sells, assigns, and transfers unto

---------------------------------------------------------------------------
__________ Warrants evidenced by the within Certificate and appoints

---------------------------------------------------------------------------
to transfer said Certificate and Warrants on the books of Maturus.com, Inc., with the full power of substitution in the premises. Dated:___________________________
In the presence of:______________________________________________
Signature:_________________________________________________
(Signature must conform in all respects to the name of Warrant Holder specified on the face of the Warrant Certificate, without alteration, enlargement or any change whatever, and the signature must be guaranteed

                                                                     Exhibit 4.4

      INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA NOVEMBER 29, 1999
                                MATURUS.COM, INC.

                                 CLASS C WARRANT

    Exercisable on or after _________________ and on or before and void after
                   5:00pm New York City Time________________,
     or such earlier or later time as may be specified by Maturus.com, Inc.

CUSIP

SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that, for value received ________________________________________
is the owner of the number of warrants set forth above, each of which represents the right to purchase from Maturus.com, Inc., a Nevada corporation ("the Company") subject to the terms and conditions hereof and of the Warrant Agreement mentioned below, at any time on or after ____________________, until or before 5:00pm New York City time on __________________, (the "Expiration Date") or on such later date as the Company may determine, the number of fully paid and nonassessable shares of the Company's common stock, $0.001 par value per share ("the shares") stated above by surrendering this Warrant Certificate with the Subscription Form on the back hereof duly executed at the offices of Securities Transfer Corporation (the "Warrant Agent") or its successor, as warrant agent, and by paying in full, in cash, check, or certified or official bank check payable to the order of the Company, the purchase price of $3.00 (the "Exercise Price" of the warrant) for each share as to which this warrant certificate is exercisable. Maturus.com reserves the right to extend the Expiration Date, and/or to reduce the Exercise Price by up to 50%, upon 30 days prior written notice to the Warrant Holder. Stratabase.com reserves the right to redeem the warrant if the average closing bid price or average closing price of the common stock for 7 trading days during a 10 consecutive trading day period is greater than 20% above the Exercise Price, at a per warrant price of $0.01. During the remainder of the term of the warrant, Stratabase.com may, at any time, or from time to time, at its option and on 30 days' prior written notice mailed to the Warrant Holder, redeem, in whole or in part, the warrant at a price of $0.01 per warrant. Notice of any redemption will be mailed to the Warrant Holder at his address of record. Any Warrant Holder who does not exercise his warrant prior to the time the warrants are redeemed after notice by Stratabase.com or prior to the Expiration Date, will forfeit his rights to purchase the shares of common stock underlying the warrant. No fractional shares will be issued upon exercise of the warrant. In case the Warrant Holder shall exercise this warrant with respect to less than all of the shares that may be purchased hereunder, a new Warrant Certificate for that balance shall be counter signed and delivered to or upon the order of the Warrant Holder. This Warrant Certificate will not be valid and may not be transferred or exercised unless countersigned by the Warrant Agent. It is issued under and in accordance with the Warrant Agreement dated as of _________ between the Company and the Warrant Agent and is subject to the terms and provisions contained therein, to all of which terms and purchase price per share thereof are subject to adjustment. Copies of the Warrant Agreement are on file at the principle corporate office of the Warrant Agent. This Warrant shall be void and of no effect (unless extended) after 5:00pm New York City Time________________.

                                                     Date_______________________

Countersigned:

Securities Transfer Corporation
PO Box 701629
Dallas Tx. 75370

By:

--------------------------
Transfer Agent - Authorized Signature

                                   MATURUS.COM
                 TRANSFER FEE: $15.00 PER NEW CERTIFICATE ISSUED
                       STATEMENT OF OTHER TERMS OF WARRANT

13. The Warrant represented by this Warrant Certificate ("the Warrant") shall expire at and shall not be exercisable after 5:00pm, New York City Time, on ____________________, or on such later date determined by the Company.
14. Notwithstanding that the number of shares purchasable upon the exercise of a Warrant may have been adjusted pursuant to the terms of the Warrant Agreement, the Company shall nonetheless not be required to issue fractions of shares upon exercise of a Warrant or to distribute Share Certificates that evidence fractional shares. In lieu of fractional shares, there shall be returned to the exercising registered holder of a Warrant upon such exercise an amount in cash, in United States dollars, equal to the amount in excess of that required to purchase the largest number of full shares.
15. This Warrant Certificate may be exchanged and is transferable at the corporate department of the Warrant Agent in Dallas, Texas, by the registered holder hereof or by his duly authorized representative or attorney upon surrender of this Warrant Certificate duly endorsed or accompanied (if so required by the Company or the Warrant Agent) by a written instrument, or instruments, of transfer satisfactory to the Company or the Warrant Agent. If the right to purchase less than all of the shares covered hereby shall be so transferred, the registered holder hereof shall be entitled to receive a new Warrant certificate covering in the aggregate the remaining whole number of shares.
16. No Warrant Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Warrant Holder, as such, any of the rights of stockholders of the Company or any right to vote, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except as provided in the Warrant Agreement), receive dividends or subscription rights, or otherwise, until this Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have been deliverable as provided in the Warrant Agreement.
17. The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notations of ownership or writing made by anyone other than the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.
18. This Warrant shall be binding upon any successors or assigns of the Company.

                                SUBSCRIPTION FORM
       (To be executed by the Warrant Holder if he desires to exercise the
                          Warrant in whole or in part)

To: Maturus.com, Inc.
c/o Securities Transfer Corporation
PO Box 701629, Dallas, TX 75370

The undersigned ___________________________________________________________
hereby irrevocably elects to exercise the right to purchase represented by the within Warrant Certificate for, and to purchase thereunder _____shares provided for therein and tenders payment herewith to the order of Maturus.com, Inc. in the amount of $_______.
The undersigned requests that the certificates for such shares be issued as follows:
Name__________________________________________________________________
Address:_______________________________________________________________________
Social Security Number or other ID number if any:______________________________ Deliver to:_____________________________________________
Address:_______________________________________________________________________
and, if said number of shares shall not be all the shares purchasable hereunder, that a new Warrant Certificate for the balance remaining of the shares purchasable under the Warrant Certificate be registered in the name of, and delivered to, the undersigned at the address stated above. Date:___________________________
Signature:________________________________________________
Note: The signature of this Subscription must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                                   ASSIGNMENT
                       (To be signed only upon assignment)

For Value Received, the undersigned hereby sells, assigns, and transfers unto

---------------------------------------------------------------------------
__________ Warrants evidenced by the within Certificate and appoints

---------------------------------------------------------------------------
to transfer said Certificate and Warrants on the books of Maturus.com, Inc., with the full power of substitution in the premises. Dated:___________________________
In the presence of:______________________________________________
Signature:_________________________________________________
(Signature must conform in all respects to the name of Warrant Holder specified on the face of the Warrant Certificate, without alteration, enlargement or any change whatever, and the signature must be guaranteed

                                                                     Exhibit 4.5

                                WARRANT AGREEMENT
     BETWEEN MATURUS.COM AND SECURITIES TRANSFER CORPORATION (Warrant Agent)

Agreement made this ___ day of ____, 2000 by and among Maturus.com, a Nevada Corporation, and Securities Transfer Corporation, a Texas Corporation ("Warrant Agent"), with reference to the following facts and circumstances:

WHEREAS the Company is distributing up to 1,800,000 warrants, comprised of 600,000 Series A warrants, 600,000 Series B warrants, and 600,000 Series C warrants, (collectively referred to as "the Warrants"), each giving the right to purchase 1 share of Common Stock, such rights to be evidenced by a Common Stock Purchase Warrant ("the Warrant");

WHEREAS, in connection with the distribution, the Company will issue up to 1,800,000 warrants (600,000 Series A warrants, 600,000 Series B warrants, and 600,000 Series C warrants) to purchase an aggregate of 1,800,000 shares (the "Warrant Shares");

WHEREAS, the Company desires to provide for issuance of warrant certificates (the "Warrant Certificates") representing up to 1,800,000 warrants (600,000 Series A warrants, 600,000 Series B warrants, and 600,000 Series C warrants).

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, registration, transfer and exchange of Warrant Certificates and exercise of the Warrants.

NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter set forth, it is agreed that:

Each Warrant shall entitle the holder (the "Registered Holder" or, in the aggregate, the "Registered Holders") in whose name the Warrant Certificate shall be registered on the books maintained by the Warrant Agent to purchase one share of Common Stock of the Company on exercise thereof, subject to modification and adjustment as provided below.

The Warrant Agent shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted under this Agreement.

The Warrant Certificates shall be substantially in the form attached as Exhibit
A. The Warrant Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates.

The Warrant Certificates shall be countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In the event any officer of the Company who executed the Warrant Certificates shall cease to be an officer of the Company before the date of issuance of the Warrant Certificates or before countersignature and delivery by the Warrant Agent, such Warrant Certificates may be countersigned, issued and delivered by the Warrant Agent with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be an officer of the Company.

Each Class A warrant entitles the holder to purchase one share of common stock at a purchase price of $1.00 per share. Each Class B warrant entitles the holder to purchase one share of common stock at a purchase price of $2.00 per share. Each Class C warrant entitles the holder to purchase one share of common stock at a purchase price of $3.00 per share. No fractional shares will be issued upon exercise of the warrants.

The Class A, B, and C warrants are exercisable for a six month, twelve month, and eighteen month period, respectively, each commencing from the close date of the offering. Unless exercised, the warrants will automatically expire 6 months (as to the Class A warrants), 12 months (as to the Class B warrants), and 18 months (as to the Class C warrants) from the close date of the offering. Maturus.com reserves the right to extend each of the warrant exercise periods, or any of them, and/or to reduce the exercise price(s) by up to 50%, upon 30 days prior written notice to the Warrant Holders. Maturus.com reserves the right to redeem the warrants if the average bid price of the common stock for 7 trading days during a 10 consecutive trading day period is greater than 20% above the respective exercise price, at a per warrant price of $.01. Notice of any redemption will be mailed to the holders thereof at their addresses of record. Any holder who does not exercise his warrant prior to the time the warrants are redeemed after notice by Maturus.com or prior to the expiration of the respective exercise period, (or extended period, if any), whichever occurs first, will forfeit his rights to purchase the shares of common stock underlying the warrants. During the remainder of the term of the warrants, Maturus.com may, at any time, or from time to time, at its option and on 30 days' prior written notice mailed to the Warrant Holders, redeem, in whole or in part, the warrants at a price of $0.01 per A, B, or C warrant.

The warrants are in registered form and may be sold, assigned or conveyed separately and apart from the common stock component of the units.

The exercise of one warrant will be necessary to enable the holder to purchase one share of common stock.

The holders of the warrants are protected against dilution of their interests represented by the number of shares of common stock underlying the warrants upon the occurrence of certain events, including stock dividends, splits, mergers, reclassifications, and sale by Maturus.com of shares of common stock below the then book value, other than sale to employee benefit and stock option plans.

The holders of the warrants have no right to vote on matters submitted to shareholders of the company and have no right to receive dividends. The holders of the warrants are not entitled to share in the assets of Maturus.com in the event of liquidation, dissolution, or the winding up of Maturus.com's affairs.

The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Warrants. The Company covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

In the absence of an applicable exemption, Maturus.com is required to have a current, effective registration statement on file with the Securities and Exchange Commission and have satisfied the "Blue Sky" registration requirements of the applicable regulatory authority of the state in which the holder of a warrant resides, in order for the holder to exercise the warrant. Therefore, Maturus.com will be required to file post-effective amendments to its registration statement when subsequent events require such amendments in order to continue the registration of the shares of common stock underlying the warrants. Although it is the intention of Maturus.com to both maintain a current prospectus and meet the requirements of the appropriate state regulatory authorities during the term of the warrants, there can be no assurance that Maturus.com will be in a position to keep its registration statement current and effective or to meet the requirements of any state regulatory authority.

In the event the Warrant Agent ceases to also serve as the stock transfer agent for the Company, the Warrant Agent is irrevocably authorized to requisition the Company's new transfer agent from time to time for Certificates of Warrant Shares required upon exercise of the Warrants, and the Company will authorize such transfer agent to comply with all such requisitions. The Company will file with the Warrant Agent a statement setting forth the name and address of its new transfer agent, for shares of Common Stock or other capital stock issuable upon exercise of the Warrants and of each successor transfer agent.

The Warrant Agent shall keep transfer books at its Corporate Office which shall register Warrant Certificates and the transfer thereof. On due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments or transfer in form satisfactory to the Warrant Agent. The established transfer fee for any registration of transfer or Warrant Certificates shall be paid by the Registered Holder or the person presenting the warrant certificate for transfer. The Company may also require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly canceled by the Warrant Agent and thereafter retained by the Warrant Agent until termination of the agency created by this Agreement. Prior to due presentment for registration of transfer thereof, the Company and the Warrant Agent may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company or the Warrant Agent), and the parties hereto shall not be affected by any notice to the contrary.

On receipt by the Company and the Warrant Agent of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate, the Company shall, execute, and the Warrant Agent shall countersign and deliver in lieu thereof, a new Warrant Certificate representing an equal aggregate number of Warrants. In case of loss, theft or destruction of any Warrant Certificate, the individual requesting reissuance of a new Warrant Certificate shall be required to indemnify the Company and Warrant Agent, and also to post an open-penalty insurance bond. In the event a Warrant Certificate is mutilated, such Certificate shall be surrendered and canceled by the Warrant Agent prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

This Warrant Agent Agreement shall be incorporated by reference on the Warrant Certificates.

The Warrant Agent shall act hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity, value or authorization or the Warrant Certificates or the Warrants represented thereby or of the Common Stock or other property delivered on exercise of any Warrant. The Warrant Agent shall not at any time be under any duty or responsibility to any holder of the Warrant Certificates to make or cause to be made any adjustment of the Exercise Price or to determine whether any fact exists which may require any such adjustments.

The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or for any action taken or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by proper party or parties,
(ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement except for its own negligence or willful misconduct, or (iii) be liable for any act or omission in connection with this Agreement except for its own negligence or willful misconduct.

The Company agrees to indemnify the Warrant Agent against any and all losses, expenses and liabilities which the Warrant Agent may incur in connection with the delivery of copies of the Company's prospectus to exercising Registered Holders upon the exercise of any Warrants.

The Company agrees to pay the Warrant Agent all compensation for its services hereunder and to reimburse the Warrant Agent for its expenses as set forth in the attached fee schedule. The Company further agrees to indemnify the Warrant Agent against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for any action taken or omitted by the Warrant Agent in the execution of its duties and powers hereunder, excepting losses, expenses and liabilities arising as a result of the Warrant Agent's negligence or willful misconduct.

The Warrant Agent may resign its duties or the Company may terminate the Warrant Agent and the Warrant Agent shall be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence or willful misconduct), on 30 days' prior written notice to the other party.

The Warrant Agent, its officers or directors and its subsidiaries or affiliates may buy, hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effect as though it were not Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

The Warrant Agent and the Company may by supplemental agreement make any changes or corrections in this Agreement (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision to mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adversely affect the interest of the holders of Warrant Certificates.

All notices, demands, elections, opinions or request (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to, in case of the
Company:

         Maturus.com:                       211 E. Georgia, #101
                                            Vancouver, BC V6A.1Z6
                                            Canada

         Warrant Agent:                     2591 Dallas Parkway, Suite 102
                                            Frisco, Texas, 75034
                                            Attn:  Kevin Halter, President

and to the Registered Holder of a Purchase Warrant Certificate, at the address of such holder as set forth on the books maintained by the Warrant Agent.

This Agreement shall be binding upon and inure to the benefit of the Company, the Warrant Agent and their respective successors, and assigns, and the holders from time to time of Purchase Warrant Certificates. Nothing in this Agreement is intended or shall be construed to confer upon any other person any rights, remedy or claim or to impose on any other person any duty, liability or obligation.

The parties shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable, or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

All the rights and remedies of either party under this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Texas. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provisions hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience in reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Maturus.com

-------------------------------
Wanda Currie, President

WARRANT AGENT
SECURITIES TRANSFER CORPORATION

-------------------------------
Kevin Halter, President